BUXTON HELMSLEY USA, INC.
1185 Avenue of the Americas, Floor 3
New York, N.Y. 10036-2600

December 19, 2025

VIA FEDEX AND EMAIL [redacted]

Daily Journal Corporation
915 East First Street
Los Angeles, California 90012
Attention: Brian Cardile, Corporate Secretary

Re: Demand to Inspect Books and Records Pursuant to Section 33-16-102 of the South Carolina Business Corporation Act

Dear Mr. Cardile:

Buxton Helmsley USA, Inc., a New York corporation (the "Shareholder"), is—as of the date set forth above—a record shareholder of Daily Journal Corporation (the "Corporation").

Reference is made to the Notice of Intent to Solicit Proxies in Support of Director Nominees Pursuant to Rule 14a-19 Under the Securities Exchange Act of 1934, dated December 13, 2025 (the "Notice"). As further described in the Notice, the Shareholder intends to solicit proxies in support of the nomination of certain persons for election to the Board of Directors of the Corporation (the "Board") at the 2026 annual meeting of shareholders of the Corporation, expected to be held on or about February 19, 2026, including any adjournments or postponements thereof or any special meeting that may be held in lieu thereof (the "2026 Annual Meeting").

I. SHAREHOLDER LIST AND RELATED RECORDS

Pursuant to Section 33-16-102 of the South Carolina Business Corporation Act of 1988 (the "SCBCA"), as a shareholder of the Corporation, the Shareholder hereby demands that it and its attorneys, representatives and agents be given, during regular business hours and at the Corporation's principal office or other reasonable location specified by the Corporation, the opportunity to inspect and copy or make extracts therefrom, the following records of the Corporation for the purpose of (1) disseminating a definitive proxy statement to the Corporation's shareholders in connection with a solicitation of proxies for use at the 2026 Annual Meeting and (2) communicating with the Corporation's shareholders in connection with a solicitation of proxies for use at the 2026 Annual Meeting (the "Demand"), including, but not limited to:

a) a complete record or list of the shareholders of the Corporation in electronic medium form, certified by the Corporation's transfer agent(s) and/or registrar(s), setting forth the name, address and email address of, and the number, series and class of shares of stock of the Corporation held by, each shareholder as of the most

recent date available, and, when available, such list for each shareholder as of any record date (the "Record Date") established or to be established for the 2026 Annual Meeting or any other meeting of shareholders held in lieu thereof (the most recent available date and any such record date, a "Determination Date");

b) a complete record or list of shareholders of the Corporation and respondent banks who have elected to receive electronic copies of proxy materials with respect to meetings of the shareholders of the Corporation pursuant to Rule 14a-16(j)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, for each such shareholder, the email address provided by such shareholder;

c) all transfer journals and daily transfer sheets showing changes in the names and addresses of the Corporation's shareholders and the number, series or class of shares of stock of the Corporation held by the Corporation's shareholders that are in or come into the possession of the Corporation or its transfer agent(s), registrar(s), or proxy solicitor(s), or that can reasonably be obtained from brokers, dealers, banks, clearing agencies or voting trusts or their nominees from the date of the shareholder list referred to in paragraph (a) through the date of the 2026 Annual Meeting;

d) all information in, or that comes into, the Corporation's or its transfer agent(s)' or registrar(s)' or proxy solicitor(s)' possession, custody or control or that can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trusts or their nominees relating to the names and addresses and telephone numbers of and number, series and class of shares of stock of the Corporation as of each Determination Date held by the participating brokers and banks named in the individual nominee names of Cede & Co. and other similar depositories or nominees of any central certificate depository system, including respondent bank lists, and all omnibus proxies and related respondent bank proxies and listings issued pursuant to Rule 14b-2 under the Exchange Act, including a Weekly Report of Security Position Listings from The Depository Trust & Clearing Corporation (a "Weekly DTC Report") as of each Determination Date, and, following the setting and occurrence of the Record Date, a Weekly DTC Report for each of the weeks until the 2026 Annual Meeting;

e) all information in, or that comes into, the Corporation's possession, custody or control or that can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trusts or their nominees, relating to the names and addresses of, and shares of stock of the Corporation held by, the non-objecting beneficial owners (or "NOBOs") of the shares of stock of the Corporation as of each Determination Date (or any other date established or obtained by the Corporation) pursuant to Rule 14b-1(c) or Rule 14b-2(c) under the Exchange Act, in Microsoft Excel, or, if the information is not currently stored in a Microsoft Excel file, means by which the Shareholder can import the information into a Microsoft Excel file, and a hard copy printout of such information in order of descending balance for verification purposes. If such information is not in the Corporation's possession, custody, or control, such information should be requested from Broadridge Financial Solutions, Inc., Say Technologies, LLC, and Mediant Communications LLC, or any other similar shareholder communications services company that has been engaged by the Corporation to provide investor communications services in connection with a meeting of shareholders;

f) an alphabetical breakdown of any holdings in the respective names of Cede & Co. and other similar depositories or nominees, as well as any material request list provided by Broadridge Financial Solutions, Inc., Say Technologies LLC, and Mediant Communications, LLC, and any omnibus proxies issued by such entities in connection with the 2026 Annual Meeting. If such information is not in the Corporation's possession, custody, or control, such information should be requested from Broadridge Financial Solutions, Inc., Say Technologies LLC, and Mediant Communications, LLC;

g) all lists and electronic files (together with such computer processing data as is necessary for the Shareholder to make use of such files) containing the name and address of and number, series and class of shares of stock of the Corporation attributable to any participant in any employee share ownership plan, stock ownership dividend reinvestment, employee share purchase plan or other employee compensation or benefit plan of the Corporation in which the decision to vote shares of stock of the Corporation held by such plan is made, directly or indirectly, individually or collectively, by the participants in the plan and the method(s) by which the Shareholder or its agents may communicate with each such participant, as well as the name, affiliation and telephone number of the trustee or administrator of each such plan, and a detailed explanation of the treatment not only of shares for which the trustee or administrator receives instructions from participants, but also shares for which either the trustee or administrator does not receive instructions or shares that are outstanding in the plan but are unallocated to any participant, in Microsoft Excel, or, if the information is not currently stored in a Microsoft Excel file, means by which the Shareholder can import the information into a Microsoft Excel file, and a hard copy printout of such information in alphabetical order for verification purposes; and

h) to the extent not already referred to above, any electronic file which contains any or all of the information encompassed in this Demand, together with any program, software, manual, or other instructions necessary for the practical use of such information.

The information and records specified in the foregoing paragraphs (a) through (h) should be given as of the most recent available date and, unless stated otherwise, should be updated as of the Record Date promptly as such information becomes available to the Corporation, its registrar, its proxy solicitor, or any of the Corporation's or their respective agents.

To reiterate, all information requested in paragraphs (a) through (h) should be provided in hard copy (paper) form, as well as CD-ROM format, electronically transmitted file, or similar electronic medium (any such electronic storage medium, an "Electronic Medium"), and such computer processing data as is necessary for the Shareholder to make use of such list on an Electronic Medium; and a hard copy printout of the total aggregate accounts and shares represented by such list on an Electronic Medium for verification purposes; provided, however if the hard copy (paper) form exceeds fifty (50) printed pages then in lieu of hard copy (paper), the Corporation should provide such data in an Electronic Medium.

II. ADDITIONAL BOOKS AND RECORDS

In addition to the shareholder list and related records described in Part I above, and pursuant to Section 33-16-102 of the SCBCA, the Shareholder hereby demands the opportunity to inspect and copy the following books and records of the Corporation for the purposes of (1) investigating potential mismanagement, breaches of fiduciary duty, and failures of internal controls at the Corporation, (2) evaluating the qualifications, performance, and independence of the Corporation's directors and officers, and (3) assessing the adequacy of the Corporation's financial reporting and compliance with Generally Accepted Accounting Principles ("GAAP"):

(i) all minutes of meetings of the Board and any committee thereof, including but not limited to the Audit Committee, from January 1, 2020 to the present, that discuss, reference, or relate to (A) software development cost accounting, (B) Accounting Standards Codification Topic 985-20 ("ASC 985-20"), (C) capitalization of software development costs at Journal Technologies, Inc. or any subsidiary or division of the Corporation, (D) any internal or external review, investigation, or inquiry into the Corporation's accounting practices or policies, or (E) any actual or potential restatement of the Corporation's financial statements;

(ii) all written communications between the Corporation and its independent auditors, including Baker Tilly US, LLP and any predecessor auditors, from January 1, 2020 to the present, that discuss, reference, or relate to (A) software development cost accounting, (B) ASC 985-20, (C) capitalization of software development costs, (D) any deficiency in internal controls over financial reporting, (E) any disagreement between the Corporation and its auditors regarding accounting treatment or disclosure, or (F) any management representation letters provided to the auditors concerning software development costs or related accounting policies;

(iii) all documents, reports, memoranda, presentations, and analyses prepared by or for the Board, any committee thereof, or any officer of the Corporation, from January 1, 2020 to the present, that discuss, reference, or relate to any internal review, investigation, or inquiry into the Corporation's software development cost accounting practices, compliance with ASC 985-20, or potential GAAP violations, including any reports or findings of internal or external counsel, accountants, or other advisors retained in connection with any such review, investigation, or inquiry;

(iv) all written communications sent or received by Tu To, in her capacity as Chief Financial Officer or in any other capacity on behalf of the Corporation, from January 1, 2020 to the present, that discuss, reference, or relate to (A) software development cost accounting, (B) ASC 985-20, (C) capitalization of software development costs, or (D) any internal or external review, investigation, or inquiry into the Corporation's accounting practices;

(v) all Audit Committee meeting materials, including agendas, presentations, reports, and supporting documentation, from January 1, 2020 to the present, that discuss, reference, or relate to (A) software development cost accounting, (B)

ASC 985-20, (C) Journal Technologies, Inc., (D) any communication from the Corporation's independent auditors regarding accounting policies or internal controls, or (E) any actual or potential restatement of the Corporation's financial statements;

(vi) all documents, correspondence, and communications between or among directors of the Corporation, from January 1, 2024 to the present, that discuss, reference, or relate to (A) Buxton Helmsley USA, Inc., Buxton Helmsley, Inc., or any affiliate thereof, (B) Alexander Parker, (C) any shareholder proposal, nomination, or other communication received from Buxton Helmsley or Mr. Parker, (D) any public statement or filing made by or concerning Buxton Helmsley or Mr. Parker, or (E) the Corporation's response to any of the foregoing;

(vii) all documents, correspondence, and communications between or among directors and officers of the Corporation, from January 1, 2024 to the present, that discuss, reference, or relate to (A) any investigation of the Corporation's accounting practices initiated in response to concerns raised by shareholders, (B) the scope, findings, or conclusions of any such investigation, or (C) any remedial actions taken or considered in response to any such investigation;

(viii) all engagement letters, statements of work, and invoices from any outside counsel, accounting firm, or other advisor retained by the Corporation in connection with (A) any review, investigation, or inquiry into the Corporation's software development cost accounting practices or compliance with GAAP, or (B) any response to shareholder concerns regarding the Corporation's accounting practices; and

(ix) all documents and communications reflecting any communication between the Corporation and the Securities and Exchange Commission, the Public Company Accounting Oversight Board, or any other regulatory body, from January 1, 2020 to the present, that discuss, reference, or relate to the Corporation's software development cost accounting practices, compliance with ASC 985-20, or any other accounting matter.

III. PURPOSE OF DEMAND

The purpose of the requests in Part I of this Demand is to enable the Shareholder and certain of its affiliates and representatives to communicate with other holders of common stock with respect to matters relating to their interests as shareholders, including, without limitation, an affiliate of the Shareholder soliciting proxies from the Corporation's shareholders in connection with the 2026 Annual Meeting.

The purpose of the requests in Part II of this Demand is to enable the Shareholder to (1) investigate potential mismanagement, breaches of fiduciary duty, and failures of internal controls relating to the Corporation's accounting practices and financial reporting, (2) evaluate the qualifications, performance, and independence of the Corporation's current directors and officers, including their oversight of financial reporting and response to shareholder concerns, (3) assess whether the Corporation's financial statements have been prepared in accordance with GAAP and whether any restatement may be required, and (4)

make an informed decision regarding how to vote its shares and communicate with other shareholders at the 2026 Annual Meeting regarding the election of directors and other matters.

The Shareholder represents that (i) it is seeking this inspection for a proper purpose reasonably related to its interest as a shareholder, (ii) it describes with reasonable particularity its purpose and the records it desires to inspect, (iii) the records requested are directly connected with the Shareholder's purpose, and (iv) it will not sell the requested information to any person, give the requested information to any competitor of the Corporation, or otherwise use the information for any improper purpose.

The records enumerated in this Demand are directly connected with the above purposes of this Demand and are reasonably related to the Shareholder's interests as a shareholder of the Corporation.

IV. CONTINUING DEMAND AND RESPONSE

This Demand is a continuing demand. The Shareholder demands that all modifications, corrections, additions, or deletions to any and all information referred to in Parts I and II above be immediately furnished to the Shareholder as such modifications, corrections, additions, or deletions become available to the Corporation or its agents or representatives.

The Shareholder hereby designates the undersigned and any other persons designated by them or by the Shareholder, acting singly or in any combination, to conduct the inspection and copying herein requested. Pursuant to Section 33-16-102 of the SCBCA, the materials identified above shall be made available to the Shareholder and its representatives initially no later than five business days following the date hereof and each Determination Date. All documents responsive to this Demand shall be produced in electronic format to the extent such documents exist in electronic form or can reasonably be converted to electronic form. Production shall be made by secure electronic transmission or other electronic means agreed upon by the parties. Pursuant to Section 33-16-102 of the SCBCA, you are required to respond to this demand within five business days of the date hereof. Please advise the Shareholder's legal department, at legal@buxtonhelmsley.com, as promptly as practicable within the requisite timeframe.

If the Corporation contends that this request is incomplete or is otherwise deficient in any respect, please immediately notify the Shareholder immediately in writing, setting forth any facts that the Corporation contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Shareholder will assume that the Corporation agrees that this request complies in all respects with the requirements of the SCBCA. The Shareholder reserves the right to withdraw or modify this request at any time.

V. RESERVATION OF RIGHTS

This Demand is being made without prejudice to (i) any previous requests made by the Shareholder or its affiliates under the Exchange Act, (ii) any previous demand made by the Shareholder or its affiliates under the SCBCA or (iii) any other demands, which may be made by the Shareholder or its affiliates, from time to time, whether pursuant to the Exchange Act, the SCBCA, or other applicable federal or state law, or the Corporation's organizational documents.

[Signature Page Follows]

Very truly yours,

BUXTON HELMSLEY USA, INC.

By: box SIGN 4K8WWQP1-1RV5Z5PR

Name: Alexander E. Parker

Title: Chief Executive Officer

Cc: Board of Directors, Daily Journal Corporation